Q4 and FY 2018 Financial Results March 8, 2019 1

Safe Harbor Some of the statements contained in this presentation and the Company’s March 8, 2019 earnings conference call may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business and industry in general. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate,” and variations of such words and similar statements of a future or forward-looking nature are intended to identify such forward-looking statements. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement in order to comply with such safe harbor provisions. Forward-looking statements involve known and unknown risks and uncertainties and are not assurances of future performance. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, among others, the risks and uncertainties disclosed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Any forward-looking statements you read in this news release reflect our views as of the date of this news release with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You should carefully consider all of the factors identified in this news release that could cause actual results to differ. 2

Q4 2018 Key Information Sales of $39.1M, up $0.7M before week 53 impact Sales 53rd week in 2017 added $3.5M to Q4 2017 sales Same Store Sales up 2.2% S-S-S Traffic up 4.0% Adjusted EBITDA of $3.8M, 9.7% of sales EBITDA EBITDA up 8.6% before impact of 53rd week in 2017 Restaurant-level EBITDA of $5.6M, 14.3% of sales Margins Margin down 2.8 pts. as a result of higher average wages, higher delivery expenses and impact of 53rd week in 2017 Strong unlevered free cash flow of $14.2M for the year Cashflow 3

FY 2018 Key Information Sales of $153.1M, down 7.4% Sales 53rd Week in 2017 and reduced traffic; sales down 5.4% excluding week 53 in 2017 Same Store Sales off 4.6% S-S-S Traffic down 7.2% and average check up 2.6% Adjusted EBITDA of $15.8M, 10.3% of sales EBITDA Margin down 1.7 pts. as a result of higher average wages and sales deleverage, partially offset by improved commodity cost environment Restaurant-level EBITDA of $23.3M, 15.2% of sales Margins Margin down 1.9 pts. as a result of higher average wages, higher delivery expenses and sales deleverage Completed underwritten registered public offering of 6M shares Cashflow Gross proceeds of $5.3 million – supplemental liquidity and favorable impact on debt covenant compliance 4

DRH Average Check and Traffic Trends Sharp declines in traffic began in Q3 2017 and persisted through Q3 2018 – but traffic turned positive in Q4 2018 as new media and promotions have had a strong impact, particularly on weekends 7.7% 7.1% 6.6% 6.1% 5.7% 5.5% 4.4% 4.0% 3.3% 3.1% 3.6% 3.2% 7.7% 2.8% 2.6% 1.9% 1.7% 1.7% 5.5% 5.9% 1.4% 4.1% 4.3% 1.1% 2.6% 2.9% 0.2% 3.0% 0.1% 2.2% 1.3% 0.8% -0.2% 2.0% -0.3% 2.2% 2.1% 1.1% -1.1% 1.1% 0.9% 0.6% -1.8% 0.2% -2.2% -2.7% -1.8% -2.3%0.3% -3.7% -3.1% -3.7% -4.4% -4.6% -5.4% -5.2% -1.8% -1.5% -1.8% -2.0% -2.0% -1.9% -6.4% -2.5% -6.8% -3.0% -3.3% -8.5% -3.0% -3.2% -4.3% -4.8% -4.9% -6.3% -7.2% Check count and average check -10.9% impacted by Tuesday -12.3% wing promo shift from half price to BOGO SSS% Traffic % Avg Check % -16.2% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q41 Q1 Q2 Q3 Q4 Q1 2 FY FY FY FY FY 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2014 2015 2016 2017 2018 NOTE: Average check is predominantly driven by price, but is also influenced by product mix and, to a lesser extent, average guests per check. 1 – Ramping up of Tuesday Promotion and the Bogo Blitz offering in 2016 drove 170 bp of the 12.3% traffic decline in Q4 2017. 2 – Q1 2019 results through 3/3 (includes weather impacted days) 5

Q4 Sales Bridge ($M) Excluding the 53rd week in 2017, fourth quarter sales increased on improved traffic $3.5 $0.1 $0.4 $1.0 $41.9 $38.4 $39.1 $39.1 Q4 2017 53rd Week Q4 2017 Normalized Traffic/Avg Ticket Deferred Revenue Closures Q4 2018 Revenue Revenue Revenue 6

FY 2018 Sales Bridge ($M) Reduced traffic was the story for much of 2018, as system-wide promotional and media strategies were a drag similar to latter-2017 $3.5 $2.9 $0.8 $0.8 $1.1 $1.3 $1.5 $7.9 $165.5 $162.0 $161.0 $153.1 FY 2017 53rd Week FY 2017 Delivery NRO 2017 Fight/ Sarasota Promotion Calendar Traffic/Avg Ticket FY 2018 Revenue Normalized Revenue Sporting Events Closure Changes Revenue 7

Q4 Adjusted EBITDA Bridge ($M) Excluding the 53rd week in 2017, EBITDA increased due to improved traffic and delivery sales as well as lower G&A expense, partially offset by higher labor costs $1.4 $0.2 $0.4 $0.4 $0.5 $4.9 $3.8 $3.5 $3.4 $3.4 $3.1 Q4 2017 53rd Week Q4 2017 Compensation Traffic/Avg Ticket Delivery Fees G&A Q4 2018 Adj. EBITDA Adj. EBITDA Cost Adj. EBITDA w/o 53rd Wk 8

FY 2018 Adjusted EBITDA Bridge ($M) Favorable traditional wing costs and lower G&A expenses helped to offset the impact of traffic, an unfavorable calendar shift and higher labor costs $1.4 $3.0 $1.5 $1.3 $0.9 $0.6 $0.7 $0.5 $19.9 $18.5 $12.9 $15.8 $14.0 $14.5 $13.4 $12.9 FY 2017 53rd Week 2017 Adj EBITDA Traffic Labor Cost Calendar Promo Changes/ Delivery G&A Reductions COS FY 2018 Adj. EBITDA W/O 53rd Week Impact Shift Other Adj. EBITDA 9

Quarterly Restaurant EBITDA Trend AUV Trend Line AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 $2.4 $2.3 $2.3 $2.5 $2.8 $2.8 $2.6 $2.5 $2.4 100.0% 3.50 90.0% 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 29.2% 29.3% 28.2% 28.5% 28.5% 29.2% 28.5% 28.1% 28.1% 29.4% 28.6% 3.00 COS 80.0% 2.50 70.0% 60.0% 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.7% 23.8% 24.4% 24.8% 25.0% 24.7% 25.5% 25.4% 25.3% 27.5% 27.4% 26.9% 25.2% 26.8% 2.00 LABOR 50.0% 1.50 12.6% 11.5% 40.0% 13.4% 12.7% 13.3% 13.0% 12.1% 12.3% 13.2% 12.9% 12.7% 14.0% 12.9% 13.8% 13.1% 13.0% 12.9% OPEX 13.4% 14.0% 14.1% 13.6% 2 8.2% 30.0% FF 8.0% 8.0% 8.0% 8.1% 8.1% 8.0% 8.0% 8.0% 8.0% 8.2% 8.1% 8.1% 8.1% 8.2% 8.1% 8.1% 1.00 8.1% 8.1% 8.1% 8.1% 5.5% 6.5% 5.2% OCC 5.9% 6.4% 6.6% 6.8% 7.0% 6.5% 6.2% 6.8% 20.0% 7.4% 7.2% 7.1% 7.6% 7.2% 7.1% 7.6% 7.8% 7.6% 7.6% 0.50 10.0% 21.8% 20.6% 20.3% 21.5% 20.0% 21.2% 20.4% 19.4% 19.6% 19.0% 17.1% 17.4% 19.4% 17.1% 16.5% 16.6% 15.9% 15.0% 14.2% 14.2% 15.2% REST REST EBITDA 0.0% - KEY Q1 Q2 Q31 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q43 Q1 Q2 Q3 Q4 FY FY 1 FY FY3 YTD 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2014 2015 2016 2017 2018 1 – On June 29, 2015, we acquired 18 locations in the St. Louis market to add to our existing 44 units, which had a dilutive AUV of $2.3 million 2 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) 3 – Q4 2017 included a 14th week; 2017 included a 53rd week 10

Q4 Cost of Sales Bridge (% of Net Sales) Improved traditional wing costs and other efficiency initiatives more than offset the 110 bp impact of the $5 Football promotion 1.1% 0.9% 0.3% 29.3% 29.2% 29.2% Q4 2017 Promotional Activity Traditional Wings *Other Q4 2018 COS % COS % * Other includes Boneless and Paper cost 11

FY 2018 Cost of Sales Bridge (% of Net Sales) Improved traditional and boneless wing costs led to 90 bp improvement in total cost of sales, partially offset by increased promotional activity in Q4 1.3% 0.3% 0.7% 29.5% 27.8% 28.6% FY 2017 Traditional Wings Boneless Wings Q4 Promotional Activity FY 2018 COS % COS % 12

COS Trends and Wing Impact Traditional wing costs were escalated throughout 2017 and hit record highs in Q4, but have declined and returned to more normalized levels in 2018 $2.14 $2.13 29.9% 29.5% 29.2% 29.4% $2.03 29.3% 29.2% 29.4% 28.8% $2.02 28.5% 28.5% 28.5% 28.6% 28.1% 28.2% 28.1% 28.0% 27.9% 28.1% 28.1% 27.6% $2.07 27.4% $1.95 $1.92 $1.92 $1.89 $1.89 $1.82 $1.87 $1.79 25.3% $1.81 $1.77 $1.80 24.9% 24.7% $1.76 $1.70 24.0% 24.7% 23.5% $1.66 $1.67 21.7% 21.5% 21.6% 21.1% 20.9% 20.7% 20.8% 20.4% 20.3% 20.1% $1.53 20.4% 19.5% 19.5% 19.5% 18.4% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q31 Q4 Q1 Q2 Q3 Q4 FY FY FY FY FY 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2014 2015 2016 2017 2018 Total COS % Wing Cost % of Total COS Wing Cost/Lb NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.33 per pound in Q3 2018 (2015 – Q2 2018 $0.29 per pound) 1 – Q3 actual reported COS was 29.2% which included $323K in cover charges for the Mayweather/McGregor fight that had no cost 13 associated with it

Q4 Labor Bridge (% of Net Sales) The impact of the 53rd week in Q4 2017 and labor cost headwinds had a 160 bp negative impact on margins in Q4 0.3% 0.5% 0.2% 0.6% 25.3% 26.9% Q4 2017 Labor % 53rd Week Hourly Labor Management Labor Labor Overhead Q4 2018 Labor % & Bonus 14

FY 2018 Labor Bridge (% of Net Sales) Labor cost headwinds had a 160 bp negative impact on margins in 2018 as wages have increased and efficiencies have been hindered by the lower sales environment 0.6% 0.2% 0.1% 0.9% 26.8% 25.2% FY 2017 Labor % Sales Hourly Wage Management Wages Labor FY 2018 Labor % Deleverage Overhead & Bonus 15

Lower G&A Run Rate ($M) G&A costs held in check in 2018, ending the year at 5.0% of net sales (aided by over-accrued incentives in 2017 and minimal incentive accruals in 2018) $9.0 5.6% 5.4% $8.5 5.4% 5.2% $8.0 5.2% $7.5 $8.9 5.0% 5.0% $7.0 $8.4 4.8% $7.5 $6.5 4.6% $6.0 4.4% FY2016 FY 2017 FY 2018 G&A $ Total G&A % of Sales Incentive accrual impact Note: G&A expenses are shown net of non-recurring expenses; 2017 % of sales excludes week 53 16

Free Cash Flow and Net Debt ($M) Unlevered free cash flow remained strong in 2018 as lower capital spend largely offset reduced EBITDA; net debt reduced to $97 million ($ millions) 2015 2016 2017 2018 Total net sales $ 144.8 $ 166.5 $ 1 65.5 $ 1 53.1 Restaurant level EBITDA 29.7 32.3 2 8.3 2 3.3 Adjusted EBITDA 21.6 23.3 1 9.9 1 5.8 Capital expenditures (20.2) (12.5) (4.7) (1.6) Changes in net working capital 3.9 - - - Taxes - - - - Unlevered free cash flow $ 5.3 $ 10.8 $ 1 5.2 $ 1 4.2 Mandatory debt amortization $ (8.2) $ (10.0) $ (11.5) $ (11.6) Interest (4.2) (5.8) (6.6) (6.4) Levered free cash flow $ (7.1) $ (5.0) $ (2.9) $ (3.8) Cash 14.2 4.0 4 .4 5 .4 Debt 126.3 121.2 1 13.9 102.4 Net debt $ 112.1 $ 117.2 $ 1 09.5 $ 9 7.0 Net debt / LTM EBITDA 5.2X 5.0X 5.5X 6.1X 17

Value Creation – Going Forward > Franchisor under new ownership – demonstrated track record Current > Renewed energy and excitement behind the brand Environment > Traffic turned positive in Q4 2018 behind new media bridge campaign > Significant brand activity rolling out in March 2019 > Traction from media and promotional changes > New menu roll-out and improved food presentation 2019 > Well positioned to leverage improved commodity cost environment and future sales growth > Full re-launch of brand in the fall Value > Best in class operations Proposition > Strong cash flow targeted at debt reduction converts to equity value > Tax benefits to offset over $75 million in pre-tax income 18

Loyalty Attachment Rates Blazin’ Rewards Loyalty Attachment Rates 27.61% 25.42% 24.57% 24.36% 23.93% 23.87% 24.09% 23.75% 22.82% 21.91% 22.15% 21.11% 19.80% 19.45% 18.88% Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 • Our goal is to reach 35% loyalty attachment in 2019 • Multiple data sources suggest that a 35% attachment rate is the point at which the restaurant obtains maximum benefits through higher frequency visits from less regular guests * Source: internal company data 19

DRH Continues to Improve its Operations (2018 vs 2017) Guest Loyalty Likely to Loyalty Index Recommend Attachment 2018-88.7% 2018-90.5% 2018-23.3% 2017-85.5% +3.2 pts 2017-88.3% +2.2 pts 2017-10.4% +12.9 pts Review COS Comps Tracker¹ Waste Variance 2018-2.6m 2018-4.0 stars 2018- 0.64% 2017-3.3m 2017-3.5 stars +0.5 pts 2017-0.83% - 0.2 pts - 21.1% Hourly Management Overtime Turnover Turnover Hours 2018-83.7% 2018-43.6% 2018-51,313 2017-94.2% -10.5 pts 2017-45.6% - 2.0 pts 2017-53,475 - 4.0% ¹Consolidated customer ratings from the following sources: Google, Yelp, GrubHub, TripAdvisor, YP, Zomato, Facebook, Foursquare, Insider Pages, and Seamless 20

Exhibits 21

Historical Wing Prices Volatile fresh wing spot prices had ranged between $1.41 and $2.16/lb. since 2015; prices declined significantly since October 2017 and now appear to be following typical seasonal trends $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings as of November 5, 2018 NOTE: Logistics cost to restaurants is now $0.37 / lb. over the spot price 22

EBITDA Reconciliation DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES Reconciliation between Net Loss and Adjusted EBITDA and Adjusted Restaurant-Level EBITDA Three Months Ended (Unaudited) Fiscal Year Ended (Unaudited) December 30, 2018 December 31, 2017 December 30, 2018 December 31, 2017 Net loss $ (2,294,170) $ (20,321,712) $ (5,003,924) $ (20,458,076) + Loss from discontinued operations — 76,564 — 173,925 + Income tax (benefit) expense (721,460) 20,513,209 (1,682,995) 18,997,756 + Interest expense 1,551,223 1,592,573 6,416,531 6,633,709 + Other income, net (34,161) (28,279) (112,155) (106,586) + Impairment and loss on asset disposal 2,841,235 7,884 3,772,431 310,536 + Depreciation and amortization 2,356,809 2,966,022 11,532,662 13,115,072 EBITDA $ 3,699,476 $ 4,806,261 $ 14,922,550 $ 18,666,336 + Pre-opening costs — — — 405,448 + Non-recurring expenses (Restaurant-level) — — 166,023 131,000 + Non-recurring expenses (Corporate-level) 71,355 127,250 721,694 665,333 Adjusted EBITDA $ 3,770,831 $ 4,933,511 $ 15,810,267 $ 19,868,117 Adjusted EBITDA margin (%) 9.7% 11.8% 10.3% 12.0% + General and administrative 1,885,625 2,357,429 8,246,709 9,081,866 + Non-recurring expenses (Corporate-level) (71,355) (127,250) (721,694) (665,333) Restaurant–Level EBITDA $ 5,585,101 $ 7,163,690 $ 23,335,282 $ 28,284,650 Restaurant–Level EBITDA margin (%) 14.3% 17.1% 15.2% 17.1% 23

EBITDA Reconciliation cont. Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre- opening costs, impairment and loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, impairment and loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures. 24